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                                                                    EXHIBIT 10.2


                                    AGREEMENT

This is an agreement made as of this ____ day of October, 2002 by and between AGENESIS CORPORATION, a Florida corporation ("Agenesis") and SOLOMON SNOW MARKETING AND advertsing, INC. ("SSM"), a Florida corporation.

WHEREAS, AGENESIS is a media company, that develops marketing programs, and solutions(the "Business"); and

WHEREAS AGENESIS and SSM. are desirous of entering into a joint venture whereby the expertise and services of SSM will be available to AGENESIS and others, through a new entity to be known as I4 Advertising, Inc., in which the parties shall be equal shareholders, and wish to memorialize their agreements with respect thereto in writing; and

WHEREAS, AGENESIS desires to engage SSM to provide services in connection with its Business; and

WHEREAS, the parties have agreed that services of SSM shall be provided through a new Florida corporation, I4 ADVERTISING, INC. ("I4"), which shall be organized, capitalized and financed and its business conducted in accordance with and subject to the provisions of this Agreement.

In consideration of the parties' respective undertakings and agreements as hereinafter provided, the receipt and sufficiency of which is hereby acknowledged by their execution hereof, the parties agree as follows:

         1.  ISSUANCE OF SHARES OF I4

         Name                Number of Shares           Consideration
         ----                ----------------           -------------

         Agenesis            500,000                    $600.00
         SSM                 500,000                    $600.00

         2. BUSINESS OF I4. I4 shall be a full service advertising agency and marketing company that develops and implements creative marketing strategies for its clients, and the customers of Agenesis from time to time, on a non-exclusive basis. I4 may also provide such services to other parties as requested by Agenesis from time to time. I4 may also provide such services to other parties. I4 shall conduct no other business without the written consent of Agenesis. I4 shall fulfill the requirements of Agenesis for such services in a prompt and professional manner. I4 shall notify Agenesis from time to time of its prices for such services, which prices shall be no greater than the prices that I4 charges to its most favored clients. I4 and Agenesis shall coordinate pricing of services to be provided by I4. Agenesis shall pay 90% of the amount it receives from its customers to I4 for providing such services. I4 shall reimburse SSM for its cost of providing services to I4 other than general managerial services In the event Agenesis pays commissions to any salespersons for soliciting business, which is fulfilled by I4, I4 shall pay one-half of such commissions, but not in excess of Five (5%) Percent of their billing to Agenesis



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for such work. Nothing herein shall restrict Agenesis and SSM from conducting their independent businesses and neither shall have any requirement to refer any such business to I4.

         3. TERM. The term of this Agreement shall be for an initial period of 16 months and shall automatically extend thereafter until either party gives the other party 45 days notice of termination of the term herein. Upon termination of this agreement the parties shall negotiate on the disposition of I4. If the parties cannot agree on the disposition of I4 within 30 days after termination, it shall be auctioned.

         4. CONSIDERATION. In consideration of this Agreement, Agenesis shall issue 5,000,000 shares of its common stock to SSM upon execution of this agreement.

In addition, SSM shall earn additional shares of Agenesis common stock upon the after tax earnings of I4 for the three (3) years ended December 31, 2005 as follows: Each dollar of the cumulative after tax net income of I4 for the three
(3) years ended December 31, 2005 shall be multiplied by ten (10). This shall be the aggregate number of shares of Agenesis which shall be delivered to SSM. Such formula shall be equitably adjusted for stock splits and stock combinations of Agenesis after the date hereof but there shall be no adjustment for dividends or distributions on Agenesis common stock other than dividends in stock of Agenesis.

         5. ADDITIONAL FUNDING of I4. No party shall be required to provide additional capital to I4 during the term of this Agreement. In the event a party provides such funding, it is agreed between the parties hereto that the additional capital shall be considered a loan payable on 30 days demand with interest at eight (8%) percent. No such funding shall be provided without the approval of I4's Board of Directors.

         6. INVESTMENT AGREEMENT. Each party receiving shares hereunder agrees to the following:

                  (a) That the shares are being offered in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933 (the "Securities Act") for nonpublic offerings and that the shares are restricted securities which must be held indefinitely unless sold pursuant under a registration statement or an exemption from registration.

                  (b) The Shares are being acquired solely for the account of each party, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Shares.

                  (c) Each party agrees not to dispose of the Shares or any portion thereof unless and until counsel for issuer shall have determined that the intended disposition is permissible and does not violate the Securities Act of 1933 or any applicable state securities laws, or the rules and regulations there under. The party requesting counsel's advise regarding disposition of shares shall be responsible for all costs incurred for the legal opinion.




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                  (d) Each party agrees that the certificates evidencing the
         Shares acquired pursuant to this Agreement will have a legend placed thereon referring to the terms of this agreement.

                  (e) Agenesis agrees that the undersigned parties, founding shareholders, and principles can participate in a registration statement, for the resale of all their Agenesis respective shares together when Agenesis files a registration statement (piggyback registration rights). When such time occurs, there will be no restrictions on the amount of each shareholder's holdings, that will be included, in the registration statement. The registration statement will be at the expense of the company, except for those costs and expenses normally borne by selling security holders. The undersigned will also be entitled to indemnification normally provided to selling security holders.

                  (f) If any party desires to sell its interest in I4 prior to termination of this agreement, the other party shall hve the right of first refusal on such sale.

         7. MISCELLANEOUS.

                  (a) Each of the parties hereto shall bear the costs of their respective counsel and all other legal fees and costs related to the drafting and execution of this agreement. The parties hold each other harmless from any obligation for the payment of any finders fees or commissions in connection with the transactions contemplated by this agreement.

                  (b) If any provisions of this Agreement shall be held to be invalid or void, the remaining provisions shall nevertheless remain in effect. No provision of this Agreement may be modified and the performance or observance thereof may not be waived except by written agreement of the parties affected hereby. No waiver of any violation or nonperformance of any provision of this Agreement shall be deemed to a waiver of any subsequent violation or nonperformance of the same or any other provision of this Agreement.

                  (c) This Agreement, the performance of the Parties hereunder and any disputes related hereto shall be governed by the laws of the State of Florida. Any dispute concerning this Agreement shall be resolved by binding arbitration in the State of Florida in accordance with the rules of commercial arbitration of the American Arbitration Association in Broward County, Florida. The arbitrator may award costs and attorneys fees to the prevailing party.

                  (d) This Agreement is, and sets forth, the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous discussion, agreements, representations and warranties related thereto.

                  (e) All notices, requests, demands, or other communications hereunder shall be in writing and shall be deemed to have been duly given when sent by registered mail, return receipt requested:

                  (f) All meetings for Agenesis and I4 will be within a 50 mile radius of the corporate office.




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         10. CORPORATE RESPONSIBILITIES BY SS AND I4. All services of SSM and I4 combined will be up to 20 hours per month. Any hours beyond, to be billed at a courtesy rate of $85.00/hr.

         11. Notices hereunder may be given by certified mail, return receipt requested, as follows:

                  As to SSM:

                  SSM Marketing and Advertising
                  3200 N. 29th Avenue
                  Hollywood, FL 33020

                  Attn: Emanuel Salomon

                  As to Agenesis Corporation:

                  Agenesis Corporation

                  ---------------------------------------

                  Attn: Warren Gilbert

                  As to I4 - to both of the foregoing parties. Any party may change the notice address by giving notice as set forth herein.

                  (f) This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

                  (g) This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto.

                  (h) This Agreement may be executed in two or more counterparts and by facsimile, all of which shall be deemed originals and enforceable and together shall constitute a single agreement.

                  (i) The parties shall cause I4 to adopt and become a party to this Agreement upon its incorporation.

AGREED TO AND ACCEPTED as of the date first above written:

AGENESIS CORPORATION



By:
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Print Name & Title:
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Date:
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SSM MARKETING AND
ADVERTISING, INC.



By:
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Print Name & Title:
                    -----------------------
Date:
      -------------------------------------


The undersigned hereby adopts and becomes a party to this Agreement.

I4 ADVERTISING, INC.



By:
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Print Name & Title:
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